Exhibit 10.39A

Execution Version
FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT
This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of January 30, 2024 (this “Amendment”), is made by and among Green Brick Partners, Inc., a Delaware corporation (the “Company”), and the holders of Notes (as defined in the below described Note Agreement) (the “Noteholders”) listed on the signature pages hereto.
PRELIMINARY STATEMENTS:
(1)The Company and the Noteholders are parties to a Note Purchase Agreement dated as of August 8, 2019 (the “Note Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement); and
(2)The Company has requested, and the Noteholders have agreed, to amend the Note Agreement as set forth in this Amendment in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendments to Note Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained:

a)Section 5.19. Section 5.19 is hereby amended and restated in its entirety as follows:
“Section 5.19. Insurance. The Company and its Subsidiaries maintain with financially sound and reputable insurers and/or Insurance Subsidiaries, (a) insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, (b) adequate public liability insurance against tort claims that may be incurred by any Note Party, and (c) such other insurance as may be required by law, except, in the case of clauses (b) and (c), where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.”
b)Section 9.2. Section 9.2 is hereby amended and restated in its entirety as follows:
“Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers and/or Insurance Subsidiaries, (a) insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, (b) adequate public liability insurance against tort claims that may be incurred by any Note Party, and (c) such other insurance as may be required by law, except, in the case of clauses (b) and (c), where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.”
c)Section 9.7. The lead-in of clause (a) of Section 9.7 is hereby amended and restated in its entirety as follows:
“(a)     The Company will cause (x) each Significant Subsidiary (unless federal or state regulatory requirements prohibit such Significant Subsidiary from becoming a Subsidiary Guarantor) other than any Significant Subsidiary that is a Mortgage Subsidiary or an Insurance Subsidiary, concurrently with or prior to the delivery of the financial statements set forth in Section 7.1(a) or (b) under which such Subsidiary is identified pursuant to Section 7.2(c) as a Significant Subsidiary, and (y) each other Subsidiary that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:”
d)Section 10.1. Section 10.1 is hereby amended by adding the new clause (g) after the final clause (f) thereof as follows:
“(g)    Minimum Available Liquidity. As of the end of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2024, the Company shall not permit Available Liquidity to be less than $30,000,000.”
e)Section 10.3. Section 10.3 is hereby amended as follows:
a.Clause (a) of Section 10.3 is hereby amended by replacing “$75,000,000” with “$35,000,000”.
b.Clause (h) of Section 10.3 is hereby amended to delete the “and” at the end thereof.
c.Clause (i) of Section 10.3 is hereby amended to replace the period at the end thereof with “; and”.
d.Section 10.3 is hereby amended by adding the new clause (j) after the final clause (i) thereof as follows:
“(j)     Indebtedness under warehouse lines or other Indebtedness of any Mortgage Subsidiary that is of the type that customarily is used for the funding of mortgage companies; provided, that (i) neither the Company nor any of its Subsidiaries, other than the Mortgage Subsidiary, is a guarantor or borrower with respect to such Indebtedness and (ii) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this Section 10.3(j) shall not at any time exceed the greater of $55,000,000 and 5% of Consolidated Tangible Net Worth.”
f)Section 10.4. Clause (i) of Section 10.4 is hereby amended and restated in its entirety as follows:
“(i)    sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any portion of the assets (whether now owned or hereafter acquired) of the Company and the Subsidiaries except for (A) the sale of inventory in the ordinary course of business, (B) the sale of assets in the ordinary course of business by any Mortgage Subsidiary, and (C) any other disposition, sale, or assignment of property; provided that (I) no Default or Event of Default exists at the time of such disposition, sale or assignment, (II) the Company or the applicable Subsidiary receives fair market value for such disposition, sale or assignment and (III) the fair market value of all such dispositions, sales or transfers pursuant to this clause (C) in any fiscal quarter does not exceed 15% of Consolidated Tangible Net Worth (determined as of the last day of the most recent fiscal quarter for which financial statements are available);”
g)Section 10.6. Section 10.6 is hereby amended to add the following language to the end of the proviso:
“and (vii) customary restrictions and conditions contained in agreements entered into by any Mortgage Subsidiary or Insurance Subsidiary in the ordinary course of business.”
h)Section 10.7. Section 10.7 is hereby amended and restated in its entirety as follows:
“Section 10.7. Prepayments of Indebtedness. If a Default has occurred and is continuing or an acceleration of the indebtedness under this Agreement has occurred, the Company will not voluntarily prepay, or permit any Subsidiary Guarantor, Mortgage Subsidiary or Insurance Subsidiary voluntarily to prepay, the principal amount, in whole or in part, of any Indebtedness other than (a) indebtedness owed to each holder hereunder, (b) Indebtedness that ranks pari passu with the indebtedness incurred under this Agreement which is or becomes due and owing whether by reason of acceleration or otherwise, (c) Indebtedness that is exchanged for, or converted into, Capital Stock (or securities to acquire Capital Stock) of any Note Party and (d) prepayments in the ordinary course of business by any Mortgage Subsidiary of Indebtedness incurred pursuant to Section 10.3(j).”
i)Section 10.8. Section 10.8 is hereby amended and restated in its entirety as follows:
“Section 10.8. Transactions with Affiliates. The Company will not enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate (or permit any Subsidiary to do any of the foregoing), except (a) in the ordinary course of business and upon fair and reasonable terms which in the aggregate, are no less favorable to the Company, such Note Party or such Subsidiary (or, in the case of the provision of insurance to the Company, a Note Party or a Subsidiary by any Insurance Subsidiary, not materially less favorable) than the Company, such Note Party or such Subsidiary would obtain in a comparable arms’-length transaction, (b) transactions between or among the Note Parties or between or among the Note Parties and Wholly-Owned Subsidiaries of such Note Parties, (c) salary, bonuses, equity compensation and other compensation arrangements and indemnification arrangements with directors or executive officers consistent with past practices or as approved by the Company’s Compensation Committee or Board of Directors, (d) Investments permitted under Section 10.5, and (e) Restricted Payments permitted under Section 10.9.”
j)Schedule A. Schedule A is hereby amended by amending the following definitions as follows:
i.The definition of “Senior Secured Credit Facility” is hereby amended by replacing “$75,000,000” with “$35,000,000”.
ii.The definition of “Unencumbered Assets” is hereby amended by amending the third instance of “clause (i)” set forth therein as follows:
“(i)    the percentage under clause (e) shall decrease to (A) 65% for any Unit that has been a Speculative Unit for 180 days or more, but less than 360 days, (B) 25% for any Unit that has been a Speculative Unit for 360 days or more, but less than 540 days and (C) 0% for any Unit that has been a Speculative Unit for 540 days or more;”
iii.Clause (s) of the definition of “Permitted Liens” is hereby amended by replacing “$75,000,000” with “$35,000,000” and deleting the “and” at the end thereof.

iv.Clause (t) of the definition of “Permitted Liens” is hereby amended by deleting the period at the end of clause (t) thereof and replacing it with a semicolon.
v.The definition of “Permitted Liens” is hereby amended by adding the new clauses (u) and (v) in alphabetical order after the final clause (t) thereof as follows:
“(u) Liens on assets of any Mortgage Subsidiary securing Indebtedness incurred by any Mortgage Subsidiary pursuant to Section 10.3(j); and”
“(v)    Liens securing obligations (not in respect of borrowed money) of any Insurance Subsidiary so long as the aggregate amount of all such obligations does not exceed $1,500,000 at any time.”
k)Schedule A. Schedule A is hereby amended by adding the following definitions in the appropriate alphabetical location:
i.““Available Liquidity”, at any date, means the sum of (i) up to $15,000,000 of Unrestricted Cash held by the Company and its Subsidiaries on such date and (ii) undrawn availability under the Senior Unsecured Credit Facility on such date.”
ii.““Insurance Subsidiary” means any Subsidiary of the Company that is engaged exclusively in the business of (a) providing title insurance, general liability, personal lines of coverage and/or builder risk coverage for the Company or any of its Subsidiaries, and/or (b) insurance agency or other ancillary or complementary services and that, in each case, is subject to state insurance regulation and/or licensing requirements.”
iii.““Mortgage Subsidiary” means any Subsidiary of the Company that is engaged exclusively in mortgage banking (including mortgage origination on residential properties, loan servicing, mortgage broker and title and escrow businesses), master servicing, issuing securities backed by mortgage loans and related activities.”
SECTION 2.Conditions to Effectiveness. This Amendment shall become effective when the Noteholders (or their counsel) shall have received the following, in each case which shall be in form and substance reasonably satisfactory to the Noteholders:
a)counterparts of this Amendment duly executed by the Company and the Noteholders, which shall include the Required Holders;
b)a written ratification in the form attached hereto, duly executed by each Guarantor, whereby each Guarantor ratifies, confirms and agrees that, following the effectiveness of this Amendment and the transactions contemplated hereunder, the Guaranty Agreement and each Guarantor’s obligations thereunder shall remain in full force and effect;
c)such other documents and certificates as any Noteholder or its counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of this Amendment and any other legal matters relating to the Company or the transactions contemplated hereby; and
d)an officer’s certificate from a Responsible Officer of the Company certifying that both immediately before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of this Amendment are true and correct.
SECTION 3.Representations and Warranties: To induce the Noteholders to enter into this Amendment, the Company hereby represents and warrants as follows:
a)this Amendment has been duly authorized by all necessary organizational action on the part of the Company, and this Amendment constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
b)the execution, delivery and performance by the Company of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective Material properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary;
c)no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Amendment;
d)since [September 30, 2023], there has been no event or circumstance that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
e)the representations and warranties made by the Company contained in the Note Agreement are true and correct on and as of the date hereof as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct as of such specific date; and
f) as of the date hereof, both before and immediately after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4.Effect on the Note Agreement.
a)Each of the Note Agreement and the Notes, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in the Note Agreement and the Notes to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to this Amendment.
b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, consent, modification or waiver of any term or condition of, or right, power or remedy of any Noteholder under, the Note Agreement or any of the Notes.
SECTION 5.Costs, Expenses. The Company agrees to pay all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Noteholders) in accordance with the terms of Section 15.1 of the Note Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed (including by electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms such as DocuSign, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
SECTION 7.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:
GREEN BRICK PARTNERS, INC.
/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Chief Financial Officer

Signature Page to
First Amendment to
Note Purchase Agreement

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: PGIM, Inc., as investment manager
/s/ Joshua Shipley
By: Joshua Shipley
Its Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY
By: Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc.
(as its General Partner)
/s/ Joshua Shipley
By: Joshua Shipley
Its Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
/s/ Joshua Shipley
By: Joshua Shipley
Its Vice President

Signature Page to
First Amendment to
Note Purchase Agreement

Guarantor Ratification

Each of the undersigned hereby ratifies and affirms its obligations, and confirms its continued liability, under the Guaranty Agreement and each other Note Document to which it is a party, and agrees that the Guaranty Agreement and each other such Note Document is and shall remain in full force and effect in all respects after giving effect to the First Amendment to Note Purchase Agreement dated as of January [ ], 2024 (the “Amendment”), by and among Green Brick Partners, Inc., a Delaware corporation, and the holders of Notes on the signature pages thereto (collectively, the “Noteholders”), and shall continue to exist and apply to all of the Guaranteed Obligations (as defined in the Guaranty Agreement). The foregoing ratification and affirmation is in addition to and shall not limit, derogate from or otherwise affect any provisions of the Guaranty Agreement. From and after the effectiveness of the Amendment, each reference in the Guaranty Agreement and the other documents delivered in connection therewith, to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to the Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as used in the Amendment (or, as applicable, the Note Agreement referred to in the Amendment). Each party hereto hereby agrees that this Guarantor Ratification shall be a “Note Document”.

This Guarantor Ratification may be executed (including by electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Guarantor Ratification by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guarantor Ratification. The execution and delivery of this Guarantor Ratification shall be deemed to include electronic signatures on electronic platforms such as DocuSign, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
THIS GUARANTOR RATIFICATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Signature Pages Follow]

GUARANTORS:

JBGL OWNERSHIP LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

JBGL BUILDER FINANCE LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

JBGL EXCHANGE LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

JBGL MUSTANG LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

GRBK FRISCO LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

Signature Page to Guarantor Ratification

GRBK EDGEWOOD LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

JOHNS CREEK 206, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

JBGL ATLANTA DEVELOPMENT, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

CB JENI HOMES DFW LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

THE PROVIDENCE GROUP OF GEORGIA, L.L.C.

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

Signature Page to Guarantor Ratification

THE PROVIDENCE GROUP OF GEORGIA CUSTOM HOMES, L.L.C.

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

TPG HOMES, L.L.C.

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

JBGL CHATEAU, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

JBGL HAWTHORNE, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

CB JENI BERKSHIRE PLACE LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

Signature Page to Guarantor Ratification

CB JENI – BRICK ROW TOWNHOMES, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

CB JENI MUSTANG PARK LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

NORMANDY HOMES CYPRESS MEADOWS, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

NORMANDY HOMES LAKESIDE, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

JBGL ATLANTA DEVELOPMENT 2014, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

Signature Page to Guarantor Ratification

GRBK GC, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

GRBK STRINGER, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

GRBK DEVORE, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

GRBKMP, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

GRBK CHURCH STREET, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

Signature Page to Guarantor Ratification

GRBK HAYNES, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	President

TROPHY SIGNATURE HOMES, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

TSHH, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

TSHWS, LLC

/s/ Richard A. Costello
By:	Richard A. Costello
Its:	Vice President

Signature Page to Guarantor Ratification